EX-99.a.1.i

AMENDED AND RESTATED
SCHEDULE A
TO THE
AGREEMENT AND DECLARATION OF TRUST

This Amended and Restated Schedule A, as amended April 30, 2024 (“Schedule A”), to the Ivy Variable Insurance Portfolios Amended and Restated Agreement and Declaration of Trust dated August 16, 2017 (the “Agreement”), is effective as of May 1, 2024, and supersedes any prior Schedule A to the Agreement.

IVY VARIABLE INSURANCE PORTFOLIOS
SERIES AND CLASSES

Ivy Variable Insurance Portfolios	Share Class
Macquarie VIP Asset Strategy Series (formerly, Delaware Ivy VIP Asset Strategy)	Standard Class
Service Class
Macquarie VIP Balanced Series (formerly, Delaware Ivy VIP Balanced)	Service Class
Macquarie VIP Core Equity Series (formerly, Delaware Ivy VIP Core Equity)	Service Class
Macquarie VIP Corporate Bond Series (formerly, Delaware Ivy VIP Corporate Bond)	Service Class
Macquarie VIP Energy Series (formerly, Delaware Ivy VIP Energy)	Standard Class
Service Class
Macquarie VIP Global Growth Series (formerly, Delaware Ivy VIP Global Growth)	Service Class
Macquarie VIP Growth Series (formerly, Delaware Ivy VIP Growth)	Service Class
Macquarie VIP High Income Series (formerly, Delaware Ivy VIP High Income)	Standard Class
Service Class
Macquarie VIP International Core Equity Series (formerly, Delaware Ivy VIP International Core Equity)	Standard Class Service Class
Macquarie VIP Limited-Term Bond Series (formerly, Delaware Ivy VIP Limited-Term Bond)	Service Class
Macquarie VIP Mid Cap Growth Series (formerly, Delaware Ivy VIP Mid Cap Growth)	Standard Class
Service Class
Macquarie VIP Natural Resources Series (formerly, Delaware Ivy VIP Natural Resources)	Service Class
Macquarie VIP Pathfinder Aggressive Series (formerly, Delaware Ivy VIP Pathfinder Aggressive)	Service Class
Macquarie VIP Pathfinder Conservative Series (formerly, Delaware Ivy VIP Pathfinder Conservative)	Service Class
Macquarie VIP Pathfinder Moderate Series (formerly, Delaware Ivy VIP Pathfinder Moderate)	Service Class
Macquarie VIP Pathfinder Moderate – Managed Volatility Series (formerly, Delaware Ivy VIP Pathfinder Moderate – Managed Volatility)	Service Class
Macquarie VIP Pathfinder Moderately Aggressive Series (formerly, Delaware Ivy VIP Pathfinder Moderately Aggressive)	Service Class
Macquarie VIP Pathfinder Moderately Aggressive – Managed Volatility Series (formerly, Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility)	Service Class
Macquarie VIP Pathfinder Moderately Conservative Series (formerly, Delaware Ivy VIP Pathfinder Moderately Conservative)	Service Class
Macquarie VIP Pathfinder Moderately Conservative – Managed Volatility Series (formerly, Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility)	Service Class
Macquarie VIP Science and Technology Series (formerly, Delaware Ivy VIP Science and Technology)	Standard Class
Service Class
Macquarie VIP Smid Cap Core Series (formerly, Delaware Ivy VIP Smid Cap Core)	Service Class
Macquarie VIP Small Cap Growth Series (formerly, Delaware Ivy VIP Small Cap Growth)	Standard Class
Service Class
Macquarie VIP Value Series (formerly, Delaware Ivy VIP Value)	Service Class